                                                                     Exhibit 2

                            UNDERWRITERS' STATEMENT

                             COLLATERAL TERM SHEET
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1996-C1
                    CLASSES A-1, A-2, A-3, A-PO, B, C AND D

The attached Collateral Term Sheet (the 'Term Sheet') is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by Merrill Lynch & Co. and First Union Capital Markets Corp. (the 'Underwriters') and not by the issuer of the securities identified above (the 'Offered Securities') or any other party. The issuer of the Offered Securities has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Securities, or any other party makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet reflects future performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Although a registration statement (including the prospectus) relating to the Offered Securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Securities has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Securities for definitive terms of the Offered Securities and the collateral. A final prospectus and prospectus supplement may be obtained by contacting Merrill Lynch Trading Desk at (212) 449-5320 or First Union at (704) 374-4565.

Either Underwriter of the Offered Securities, and its affiliates may in the future have a position in the Offered Securities (and in other securities issued by the issuer of the Offered Securities) and may purchase or sell the same on a principal basis or as an agent for another person. In addition, either Underwriter of the Offered Securities and certain of its affiliates may currently be providing investment banking and other services to the issuer of the Offered Securities and the borrowers of loans that are included among the collateral and their affiliates.

Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Offered Securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                  Investor Preliminary - Collateral Term Sheet

    Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------
OVERVIEW

     The transaction is collateralized by 159 multifamily and commercial loans with an aggregate principal balance of approximately $647.2 million and secured by properties located throughout 33 states.

     First Union National Bank of N.C. originated 85 of the mortgage loans, making up 46% of the total pool balance, through its Commercial and Multifamily Conduit Program. 74 loans, or 54% of the pool balance, were originated through Merrill Lynch's Commercial and Multifamily Conduit Program. All of the loans were originated in 1995 and 1996.

     Except where otherwise indicated, percentages (%) represent principal amount of loan or loans compared to aggregate pool balance, as of the Cut-Off Date.

--------------------------------------------------------------------------------

                                Loan Information
 Total Balance:                     $647.2 million (159 loans)
 Avg./Max Balance:                  $4.1 million/$24.1 million
 Loan Types:                        All fixed rate, 96% balloons
 Loan Terms:                        87% originally 5,7 or 10 yr. balloons
 Gross WAC:                         8.22% (Range = 7.38% - 9.56%)
 Net WAC:                           8.08%
 Avg. Seasoning:                    2 months (100% originated in 1995/96)
 Stated RTM:                        9.9 years
 WA DSCR:                           1.36x
 Call Protection:                   All currently locked out (97%) or have
                                    yield maintenance (3%)
 Borrower Concentration:            None greater than 5% of the pool

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Property Type Distribution

                        % of
Type             #      (Pool)       DSCR
----           ---      -----        -----
Multifamily:    94       53.4%       1.32x
Retail:         41       32.0        1.36x
MH Parks:        5        4.7        1.33x
Industrial:      7        4.1        1.60x
Healthcare:      4        2.3        1.82x
Office:          4        1.9        1.31x
Hospitality:     4        1.6        1.50x
               ---      -----        -----
Tot/Avg.:      159      100.0%       1.36x
-------------------------------------------

--------------------------------------------------------------------------------

            State Distribution
           (Total of 33 States)

                             Bal    % of
State               #       (mm)   (Pool)
-----              ---     ------  ------
California:         26     $136.2   21.0%
Texas:              25       82.9   12.8
Nevada:             11       83.9   13.0
Georgia:            13       38.8    6.0
All others < 6%:    84      305.4   47.2
                   ---     ------  ------
Totals             159     $647.2  100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Cut-Off LTV's

                           % of   Cumulative  Wtd. Avg.
   LTV Range          #    Pool   % of Pool  Stated RTM
   ----------------------------------------------------
   25.59% - 50.00%     4    0.9%      0.9%     9.8 yrs
   50.01% - 55.00%     4    1.2       2.1     11.1
   55.01% - 60.00%    11    5.6       7.7     10.7
   60.01% - 65.00%    16   10.5      18.2     10.5
   65.01% - 70.00%    24   12.3      30.5      9.3
   70.01% - 75.00%    65   45.7      76.2      9.5
   75.01% - 80.00%    30   21.8      97.9      9.4
   80.01% - 85.88%(a)  5    2.1     100.0     24.8
   ----------------------------------------------------
   Totals            159  100.0%    100.0%     9.9 yrs

   Weighted Average Cut-Off LTV = 71.6%

(a) All Mortgage Loans with an LTV greater than 80% are Mortgage Loans secured by Section 42 properties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  Debt Service Coverage Ratios

                             % of                  Wtd. Avg.
   DSCR Range        #       Pool  Cumulative %   Stated RTM
   ---------------------------------------------------------
   1.15 - 1.19(a)     2       0.7%     0.7%         24.8 yrs
   1.20 - 1.24       10       8.0      8.8           9.3
   1.25 - 1.29       31      29.7     38.5          10.1
   1.30 - 1.34       31      18.5     57.0          10.0
   1.35 - 1.39       32      16.7     73.7           8.7
   1.40 - 1.44       27      13.3     87.0           9.9
   1.45 - 1.49        7       2.6     89.6           7.4
   1.50 - 1.59       10       6.5     96.1          12.2
   1.60 - 1.79        4       1.5     97.5          12.2
   1.80 - 3.46        5       2.5    100.0           9.9
   ---------------------------------------------------------
   Totals           159     100.0%   100.0%         9.9 yrs

   Weighted Average DSCR = 1.36x

(a) The only Mortgage Loans with a DSCR below 1.20x are Mortgage Loans secured by Section 42 properties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    Original Term

                                               % of
                          #        Balance     Pool
   --------------------------------------------------
   5 Yr  Balloon          15        $67.2 mm    10.4%
   7 Yr  Balloon          20         79.9       12.4
   10 Yr  Balloon        100        417.7       64.5
   11 Yr  Balloon          1         16.8        2.6
   15 Yr  Balloon          5         24.8        3.8
   25 Yr  Balloon          7         17.3        2.7
   Fully Amortizing       11         23.6        3.6
   --------------------------------------------------
     Totals              159       $647.2 mm   100.0%

   Weighted Average Original Term = 10.1 years

----------------------- --------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriters'  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriters'  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters  believe to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------

                  Investor Preliminary - Collateral Term Sheet

    Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

PREPAYMENT PROTECTION

     Currently 97% of the loans are locked out and 3% (3 loans) are subject to yield maintenance penalties.

     As described further in Table 1, the call protection for most loans falls into two categories: (I) loans that are locked out and are then subject to some declining "percentage" penalties (54%), or (II) loans that are locked out and are then subject to yield maintenance penalties (40%).

     Most yield maintenance penalties are based on a "Treasury's + 50bps" formula.

--------------------------------------------------------------------------------

                                     TABLE 1
                          Prepayment Penalty Categories
-------------------------------------------------------------------------------------------------------
                                                                 Lockout Term/Average
                                                        Weighted        % of             Average # of
                                    #                    Average    Remaining Term     Months Group is
                                   of     Bal    % of   Remaining   That Group is    Open to Prepayment
    Prepayment Restriction       Loans   (mm)    Pool     Term      Locked Out For    Prior to Maturity
-------------------------------------------------------------------------------------------------------
Lockout then Declining Penalties   74   $347.5   53.7%     9.5 yrs   5.0 yrs/51.8%          4 mos
Lockout then Yield  Maintenance    73    260.4   40.2      9.3       3.3 yrs/35.7%          7
Lockout Only (a)                    9     21.3    3.3     25.0      15.0 yrs/60.0%         10 yrs
Yield Maintenance Only              3     18.0    2.8      9.8       0.0 yrs/ 0.0%          6
-------------------------------------------------------------------------------------------------------
Totals/Wtd. Avgs.                 159   $647.2  100.0%     9.9 yrs   4.4 yrs/44.5%          9 mos
-------------------------------------------------------------------------------------------------------

(a) These are all Section 42 loans that are locked out for 15 years and are then open to prepayment.

               Weighted Average Term to End of Lockout: 4.4 years

             Average Number of Months Loans are Open to Prepayment
                           Prior to Maturity: 9 months

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                     TABLE 2
                    Prepayment Restrictions by Original Term
--------------------------------------------------------------------------------------------------------
                                                                                         Average # of
                                                     Prepayment         Wt. Avg.        Months Group is
                    # of       Bal                  Restriction         Lockout       Open to Prepayment
Original Term       Loans     (mm)   % of Pool  (From Origination)  (From Origination) Prior to Maturity
--------------------------------------------------------------------------------------------------------
5 Yr Balloon          15     $67.2     10.4%      LO + Penalties         2.9 yrs             4 mos
7 Yr Balloon          11      38.5      5.9     LO + Yield Maint.        2.4                 7
7 Yr Balloon           9      41.5      6.4       LO + Penalties         3.9                 3
                     ---     -----     ----                             ----               -----
All 7 Yr Balloons     20      80.0     12.4                              3.2                 5
10 Yr Balloon          3      18.0      2.8     Yield Maint. Only        0.0                 6
10 Yr Balloon*        62     221.9     34.3     LO + Yield Maint.        3.4                 7
10 Yr Balloon         35     177.7     27.5       LO + Penalties         4.9                 3
                     ---     -----     ----                             ----               -----
All 10 Yr Balloons   100     417.7     64.5                              3.9                 5
11 Yr Balloon          1      16.8      2.6       LO + Penalties         5.5                 6
15 Yr Balloon          5      24.8      3.8       LO + Penalties         7.9                 3
25 Yr Balloon          7      17.3      2.7          LO Only            14.8                10 yrs
Fully Amortizing       9      19.6      3.0       LO + Penalties         9.6                 3
Fully Amortizing       2       4.0      0.6          LO Only            14.8                10
All Fully Amortizing  11      23.6      3.6                             10.5                23
--------------------------------------------------------------------------------------------------------
Totals/Wtd. Avgs.    159    $647.2    100.0%                             4.4 yrs             9 mos
--------------------------------------------------------------------------------------------------------

------------------

*  Includes 7 loans that have LO + Yield Maint. + Penalties.

----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriters'  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriters'  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters  believe to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------

                  Investor Preliminary - Collateral Term Sheet

    Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

DESCRIPTION OF PROPERTY TYPES

                  Loan/Credit Characteristics by Property Type
------------------------------------------------------------------------------------------------------------------------
                                                                      Avg.
                                   % of              Wtd.    Wtd.     Loan    Maximum                      Wtd. Avg.
                   Balance # of    Pool   Wtd. Avg. Cut Off Balloon  Balance  Balance      Avg.              Loan
                    (MM)   Loans  Balance   DSCR     LTV     LTV      (MM)      (MM)       Size            to Size
------------------------------------------------------------------------------------------------------------------------
  Multifamily       $324.0  85      50.1%   1.33x    72.7%    62.3%   $3.8     $10.9     167 Units        $28,084/Unit
  Section 42          21.3   9       3.3    1.24x    80.4     24.0     2.4       3.8      92 Units         29,822/Unit
                    ------ ------ ------- --------- ------- ------- --------- --------- ------------    ----------------
Multifamily          345.3  94      53.4    1.32x    73.1     59.9     3.7      10.9     160 Units         28,191/Unit
Subtotals
  Anchored           124.4  17      19.2    1.34x    72.0     58.2     7.3      24.1   114,452 Sq. Ft.     73/Sq. Ft.
  Unanchored          82.9  24      12.8    1.40x    65.8     55.6     3.5       9.6    50,182 Sq. Ft.     84/Sq. Ft.
                    ------ ------ ------- --------- ------- ------- --------- --------- ------------    ----------------
Retail Subtotals     207.2  41      32.0    1.36x    69.5     57.1     5.1      24.1    76,832 Sq. Ft.     77/Sq. Ft.
MH Parks              30.5   5       4.7    1.33x    75.6     68.9     6.1      15.0      260 Units       26,031/Unit
Industrial            26.6   7       4.1    1.60x    70.8     61.6     3.8       6.3   188,292 Sq. Ft.     26/Sq. Ft.
  Continuum Care       8.0   1       1.2    1.51x    68.8     56.9     8.0       8.0      189 Beds         42,249/Bed
  Assisted Living      3.6   2       0.6    2.59x    43.7     36.2     1.8       2.1       75 Beds         25,154/Bed
  Nursing Home         3.5   1       0.5    1.75x    69.9     58.2     3.5       3.5      130 Beds         26,900/Bed
                    ------ ------ ------- --------- ------- ------- --------- --------- ------------    ----------------
Healthcare            15.1   4       2.3    1.82x    63.1     52.3     3.8       8.0      117 Beds         34,603/Bed
Subtotals
Office                12.0   4       1.9    1.31x    70.9     60.9     3.0       5.5    45,548 Sq. Ft.     75/Sq. Ft.
Hospitality           10.5   4       1.6    1.50x    64.4      0.0     2.6       4.8      133 Rooms        20,979/Room
------------------------------------------------------------------------------------------------------------------------
Totals/
Averages            $647.2 159     100.0%    1.36x   71.6%    58.4%   $4.1     $24.1        --          --
------------------------------------------------------------------------------------------------------------------------



----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriters'  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriters'  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters  believe to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------

                  Investor Preliminary - Collateral Term Sheet

 Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

FIRST UNION CAPITAL MARKETS CORP.

MLMI 1996 - C1
Total Current Loan Balance by State

Map of the United States presenting (with minor variations) the information set forth below (other than the information under the headings Total Current Loan Balance and No. of Prop.)


--------------------------------------------------------------------------------
  No.         State                Total Current    No. of      Pct. of
States        Name                 Loan Balance      Prop.     USA Total
--------------------------------------------------------------------------------
  1       California               $136,161,023        26        21.04%
  2       Nevada                   $ 83,915,952        11        12.97%
  3       Texas                    $ 82,887,715        25        12.81%
  4       Georgia                  $ 38,812,944        13         6.00%
  5       New York                 $ 37,895,124         9         5.86%
  6       Virginia                 $ 25,145,783         7         3.89%
  7       Connecticut              $ 24,452,619         6         3.78%
  8       Kentucky                 $ 20,370,125         2         3.15%
  9       Wisconsin                $ 18,459,612         7         2.85%
 10       Maryland                 $ 17,457,486         5         2.70%
 11       Michigan                 $ 13,633,591         4         2.11%
 12       New Jersey               $ 13,500,000         2         2.09%
 13       Florida                  $ 13,012,968         5         2.01%
 14       Idaho                    $ 11,757,985         2         1.82%
 15       Kansas                   $ 11,554,668         2         1.79%
 16       Colorado                 $ 11,114,922         2         1.72%
 17       Ohio                     $ 10,667,435         2         1.65%
 18       Massachusetts            $ 10,155,999         4         1.57%
 19       Pennsylvania             $  8,983,727         3         1.39%
 20       Alabama                  $  8,162,787         4         1.26%
 21       New Mexico               $  7,800,222         3         1.21%
 22       Indiana                  $  7,167,492         3         1.11%
 23       Missouri                 $  6,771,112         1         1.05%
 24       Delaware                 $  5,186,918         1         0.80%
 25       Arizona                  $  4,696,718         2         0.73%
 26       Louisiana                $  3,887,533         1         0.60%
 27       District of Columbia     $  2,541,564         1         0.39%
 28       Mississippi              $  2,504,556         1         0.39%
 29       Oregon                   $  2,250,000         1         0.35%
 30       Washington               $  2,196,990         1         0.34%
 31       Arkansas                 $  1,867,353         1         0.29%
 32       Oklahoma                 $  1,497,877         1         0.23%
 33       Maine                    $    748,657         1         0.12%
--------------------------------------------------------------------------------
USA TOTALS                         $647,219,459       159       100.00%
--------------------------------------------------------------------------------




----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriter's  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriter's  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters  believe to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------

                  Investor Preliminary - Collateral Term Sheet

 Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

FIRST UNION CAPITAL MARKETS CORP.

MLMI 1996 - C1
Total Current Loan Balance by MSA - State of California


Map  of California and sub-maps of  Northern California and Southern California.
The maps present (with minor variations) the information set forth below (other than the information under the headings Total Current Loan Balance and No. of Prop.). Sub-map of Northern California identifies the property located in San
Francisco, CA PMSA as Trailer Rancho Mobile Home Park and states the balance of the related loan. The maps also identify various major highways.



-------------------------------------------------------------------------------------------------
No. of               MSA Name                               Total Current    No. of      Pct. of
MSA's                                                       Loan Balance      Prop.     USA Total
-------------------------------------------------------------------------------------------------
  1       SAN DIEGO, CA MSA                                 $ 36,255,782        6        5.60%
  2       LOS ANGELES-LONG BEACH, CA PMSA                   $ 31,323,962       10        4.84%
  3       RIVERSIDE-SAN BERNADINO, CAP                      $ 25,232,450        5        3.90%
  4       VENTURA, CA PMSA                                  $ 24,074,864        1        3.72%
  5       ORANGE COUNTY, CA PMSA                            $ 10,783,768        2        1.67%
  6       SAN FRANCISCO, CA PMSA                            $  4,993,254        1        0.77%
  7       Hanford, CA (Not in MSA) (Hacienda Healthcare)    $  3,496,943        1        0.54%
-------------------------------------------------------------------------------------------------
                                            STATE TOTALS    $136,161,023       26       21.04%
-------------------------------------------------------------------------------------------------

----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriter's  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriter's  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters  believe to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------

                  Investor Preliminary - Collateral Term Sheet

 Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

FIRST UNION CAPITAL MARKETS CORP.

MLMI 1996 - C1
Total Current Loan Balance by MSA - State of Texas


Map of Texas and sub-maps of Dallas,  TX MSA + Surrounding Area and Houston,  TX
MSA. Maps present (with minor variations) the information set forth below (other than the information under the headings Total Current Loan Balance and No. of Prop.). The maps also identify various major highways.


-------------------------------------------------------------------------------------------------
No. of               MSA Name                               Total Current    No. of     $ Pct. of
MSA's                                                       Loan Balance      Prop.     USA Total
-------------------------------------------------------------------------------------------------
  1       DALLAS, TX PMSA                                   $31,068,283        8        4.80%
  2       HOUSTON, TX PMSA                                  $21,140,547        5        3.27%
  3       AMARILLO, TX MSA                                  $ 7,676,344        3        1.19%
  4       AUSTIN-SAN MARCOS, TX MSA                         $ 6,532,294        3        1.01%
  5       BROWNSVILLE-HARLINGEN, TX MSA                     $ 5,991,773        1        0.93%
  6       FORT WORTH-ARLINGTON, TX PMSA                     $ 3,738,330        1        0.58%
  7       SAN ANTONIO, TX MSA                               $ 2,544,812        1        0.39%
  8       LUBBOCK, TX MSA                                   $ 2,318,081        2        0.36%
  9       TYLER, TX MSA                                     $ 1,877,251        1        0.29%
-------------------------------------------------------------------------------------------------
                                            STATE TOTALS    $82,887,715       25       12.81%
-------------------------------------------------------------------------------------------------

----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriter's  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriter's  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters believes to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------

                  Investor Preliminary - Collateral Term Sheet

 Merrill Lynch Mortgage Investors, Inc. Mortgage Pass-Through Certificates
                   Series 1996-C1, $647.2 Million (159 loans)
--------------------------------------------------------------------------------

FIRST UNION CAPITAL MARKETS CORP.

MLMI 1996 - C1
Total Current Loan Balance by MSA - State of Nevada


Map of Nevada and sub-maps of Reno, NV MSA and Las Vegas, NV MSA. The maps present the information set forth below (other than information under the headings Total Current Loan Balance and No. of Prop.). The sub-map of the Reno,
NV  MSA also  presents the  location and loan  balance of  the property Sunvilla
Estates. The maps also identify various major highways.



-------------------------------------------------------------------------------------------------
No. of               MSA Name                               Total Current    No. of     $ Pct. of
MSA's                                                       Loan Balance      Prop.     USA Total
-------------------------------------------------------------------------------------------------
  1       LAS VEGAS, NV MSA                                 $76,765,952       10       11.86%
  2       RENO, NV MSA                                      $ 7,150,000        1        1.10%
-------------------------------------------------------------------------------------------------
                                            STATE TOTALS    $83,915,952       11       12.97%
-------------------------------------------------------------------------------------------------


----------------------- -------------------------------------------------------

      MERRILL LYNCH     Investors should read the Underwriter's  Statement which
     (212) 449-5320     accompanies this Collateral Term Sheet.

   FIRST UNION CAPITAL  Prospective investors are advised to carefully read, and
      MARKETS CORP.     should  rely  solely  on,  the  final   prospectus   and
     (704) 374-4565     prospectus  supplement (the "Final Prospectus") relating
                        to  the   Offered   Securities   referred   to  in  such
                        Underwriter's  Statement (the "Offered  Securities")  in
                        making their investment  decision.  This Collateral Term
                        Sheet does not include all relevant information relating
                        to the collateral  described  herein,  particularly with
                        respect   to  the  risks  and   special   considerations
                        associated   therewith.   All   collateral   information
                        contained herein is preliminary and such information may
                        change.  Although  the  information  contained  in  this
                        Collateral  Term  Sheet is based on  sources  which  the
                        Underwriters believes to be reliable,  the  Underwriters
                        make no representation or warranty that such information
                        is accurate or complete.  Such information should not be
                        viewed  as   projections,   forecasts,   predictions  or
                        opinions  with  respect  to value.  Prior to making  any
                        investment   decision,  a  prospective  investor  should
                        receive and fully review the Final  Prospectus.  NOTHING
                        HEREIN   SHOULD  BE  CONSIDERED  AN  OFFER  TO  SELL  OR
                        SOLICITATION OF AN OFFER TO BUY ANY SECURITIES.

                        This Collateral Term Sheet and the information contained herein will be superseded by the description of the collateral contained in the Prospectus Supplement.

----------------------- --------------------------------------------------------